                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

      [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
      [X] Definitive Proxy Statement            Commission Only (as permitted by
      [ ] Definitive Additional Materials       Rule 14a-6(e)(2))
      [ ] Soliciting Material Under Rule 14a-12



                         AMERICAN BIO MEDICA CORPORATION
    -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    _______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:

          ______________________________________________________________________
      (2) Aggregate number of securities to which transaction applies:

          ______________________________________________________________________
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________
      (4) Proposed maximum aggregate value of transaction:

          ______________________________________________________________________
      (5) Total fee paid:


[ ]   Fee paid previously with preliminary materials.
      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1) Amount Previously Paid:

          ______________________________________________________________________
      (2) Form, Schedule or Registration Statement No.:

          ______________________________________________________________________
      (3) Filing Party:

          ______________________________________________________________________
      (4) Date Filed:

                         AMERICAN BIO MEDICA CORPORATION


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 20, 2002



             TO THE SHAREHOLDERS OF AMERICAN BIO MEDICA CORPORATION:

         NOTICE is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of American Bio Medica Corporation (the "Company") will be held at 10:00 A.M. on Thursday, June 20, 2002 at the Company's laboratory facility located at 603 Heron Drive, Unit #'s 3 & 4, Bridgeport, New Jersey 08014, for the following purposes:

         1. To elect six directors to serve until the next Annual Meeting and until their successors are duly elected; and

         2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of record at the close of business on April 30, 2002 are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

         Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding matters proposed to be acted upon at the Annual Meeting.

         All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy card.


                                             BY ORDER OF THE BOARD OF DIRECTORS
                                             OF AMERICAN BIO MEDICA CORPORATION


                                             /s/ Edmund Jaskiewicz
                                             -----------------------------------
                                             Edmund Jaskiewicz
                                             Secretary to the Board of Directors

Kinderhook, New York

April 18, 2002

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                         AMERICAN BIO MEDICA CORPORATION
                                 122 Smith Road
                           Kinderhook, New York 12106

General
-------

         This Proxy Statement is being furnished to holders of common stock, par value $0.01 per share ("Common Shares"), of American Bio Medica Corporation, a New York corporation ("ABMC" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 A.M. on Thursday, June 20, 2002, eastern standard time, and at any adjournment or postponement thereof for the purpose of considering and acting upon the matters set forth herein. The Annual Meeting will be held at the Company's laboratory facility located at 603 Heron Drive, Unit #'s 3 & 4, Bridgeport, New Jersey 08014. The Company's principal executive offices are located at 122 Smith Road, Kinderhook, New York, 12106. The Company's telephone number at that address is
(518)-758-8158.

         This Proxy Statement, the accompanying proxy and the Company's Annual Report on Form 10-KSB are first being mailed to shareholders entitled to vote at the meeting on or about May 15, 2002. Although the Company's Annual Report on Form 10-KSB (including audited financial statements) for the transition period ending December 31, 2001 is included with the proxy materials, it should not be considered proxy solicitation material.

Shareholders entitled to vote; Record Date
------------------------------------------

         The Company has fixed the close of business on April 30, 2002 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the record date, the Company had one class of voting shares outstanding - common shares, $.01 par value per share ("common shares"). Each common share is entitled to one vote on each matter to be voted on at the Annual Meeting. As of April 18, 2002, there were 20,609,548 outstanding common shares. No shares of preferred stock are outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of ABMC's Common Shares, see "Security Ownership by Management and Certain Beneficial Owners."

Quorom; Required Vote
---------------------

          The holders of a majority of common shares entitled to vote and represented in person or by proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. In general, common shares represented by a properly signed and returned proxy will be counted as common shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e. a proxy returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of common shares are not entitled to cumulative voting rights.

Voting
------
         Voting by attending the meeting. A shareholder may vote his or her shares in person at the Annual Meeting. A shareholder planning to attend the meeting should bring proof of identification for entrance to the meeting.

         Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

         For the election of directors, the six nominees who receive the most votes will be elected to the six available memberships on the Board. If you return a signed proxy form or attend the Annual Meeting but choose to abstain from voting on any proposal, you will be considered present at the Annual Meeting and not voting in favor of the proposal. Since most proposals pass only if they receive favorable votes from a majority of votes present at the Annual Meeting, the fact that you are abstaining and not voting in favor of a proposal will have the same effect as if you had voted against the proposal. (In contrast, a "broker non-vote," where a broker withholds authority to cast a vote as to a certain proposal, is deemed not present at the Annual Meeting with regard to that proposal.)

         Revocability of proxy. Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy card may be revoked (1) by filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case later dated than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or should be sent so as to be delivered to American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106, Attention: Corporate Secretary.

Expenses of Solicitation
------------------------

         The cost of the soliciting of proxies on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by telephone, other electronic means or in person. Arrangements may also be made with brokerage firms or other custodians, nominees or fiduciaries for the forwarding of soliciting material to the beneficial owners of common shares of the Company held of record by such persons; and the Company will reimburse such respective brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith. ADP has been retained to assist in soliciting proxies at a fee of $5,000 plus distribution costs and other costs and expenses.

Procedure for Submitting Shareholder Proposals
----------------------------------------------

         Shareholder nominations for directors and shareholder proposals for the 2002 Annual Meeting must be received by the Company in writing on or before January 15, 2003 and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act"). The Company has not received any shareholder proposals for the Annual Meeting.

Security Ownership of Management and Certain Beneficial Owners
--------------------------------------------------------------

         As of April 18, 2002, there were 20,609,548 common shares outstanding and entitled to vote at the Annual Meeting. Each Common Share is entitled to one vote on each of the matters to be voted on at the Annual Meeting. The following table sets forth, as of April 18, 2002, the beneficial ownership of the Company's common shares by (i) each director, (ii) each nominee for director,
(iii) each of the executive officers named in the Summary Compensation Table;
(iv) all directors and executive officers of the Company as a group; and (v) each shareholder, known to management of the Company, to beneficially own more than five percent of the outstanding common shares.

         The number and percentage of shares beneficially owned is determined under the rules of the U.S. Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after April 18, 2002, through the exercise of any stock option, exchange of Exchangeable Shares or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

====================================================================================================================================
                                              Name and                       Number of Securities
           Title of Class            Address of Beneficial Owner              Beneficially Owned          Percent of Class
====================================================================================================================================
              Common         Stan Cipkowski
                             122 Smith Road
                             Kinderhook, New York 12106                          2,356,600(1)                   11.2%
====================================================================================================================================
              Common         Edmund Jaskiewicz
                             1730 M Street NW, Suite 400
                             Washington, DC 20036                                2,078,155(2)                   10.0%
====================================================================================================================================
              Common         Douglas Casterlin
                             122 Smith Road
                             Kinderhook, New York 12106                           389,500(3)                    1.9%
====================================================================================================================================
              Common         Gerald Moore
                             122 Smith Road
                             Kinderhook, New York 12106                           174,000(4)                      *
====================================================================================================================================
              Common         Keith E. Palmer
                             122 Smith Road
                             Kinderhook, New York 12106                            62,500(5)                      *
====================================================================================================================================
              Common         D. Joseph Gersuk
                             122 Smith Road
                             Kinderhook, New York 12106                             50,000                        *
====================================================================================================================================
              Common         Denis M. O'Donnell, M.D
                             122 Smith Road
                             Kinderhook, New York 12106                            14,000(6)                      *
====================================================================================================================================
              Common         Robert L. Aromando, Jr.
                             22 Homestead Farm Road
                             Milford, New Jersey 08848                             14,000(7)                      *
====================================================================================================================================
              Common         Seaside Partners, L.P.
                             623 Ocean Avenue
                             Sea Girt, New Jersey 08750                          2,198,633(8)                   10.2%
====================================================================================================================================
              Common         Directors and Executive Officers
                             as a group (7 persons)                              5,138,755(9)                   23.7%
====================================================================================================================================

 -------------------------------------
*        Less than one percent (1%).

(1) Includes 438,500 common shares subject to stock options exercisable within 60 days of April 18, 2002.
(2) Includes 161,500 common shares subject to stock options exercisable within 60 days of April 18, 2002.

(3) Includes 275,000 common shares subject to stock options exercisable within 60 days of April 18, 2002.
(4) Includes 174,000 common shares subject to stock options exercisable within 60 days of April 18, 2002.
(5) Includes 25,000 common shares subject to stock options exercisable within 60 days of April 18, 2002 and 12,500 common shares subject to warrants exercisable within 60 days of April 18, 2002.
(6) Includes 14,000 common shares subject to stock options exercisable within 60 days of April 18, 2002.
(7) Includes 14,000 common shares subject to stock options exercisable within 60 days of April 18, 2002.
(8) Includes 953,283 common shares subject to warrants exercisable within 60 days of April 18, 2002. Dr. O'Donnell may be deemed to indirectly beneficially own 1,408,450 common shares and the 953,283 common shares subject to the warrants because he is a member of Seaside Advisors, LLC which is the general partner of Seaside Partners, L.P. Dr. O'Donnell specifically disclaims beneficial ownership of these securities.
(9) Includes an aggregate of 1,114,500 common shares subject to stock options or warrants exercisable within 60 days of April 18, 2002. Does not include the 1,245,350 common shares or the 953,283 common shares subject to warrants beneficially owned by Seaside Partners, L.P. which Dr. O'Donnell may be deemed to indirectly beneficially own.

Directors, Executive Officers and Senior Management
---------------------------------------------------

         The following table sets forth the names, ages, positions/offices held, the term of the positions/offices held of our directors, executive officers, and senior management.

         =================================================================================================================
                        Name                  Age                      Position/Office                        Served Since
         =================================================================================================================
         Stan Cipkowski(1)                    53    Executive Vice President/Director                             1986
         =================================================================================================================
         Edmund Jaskiewicz(1)                 78    Corporate Secretary/Director                                  1992
         =================================================================================================================
         Gerald Moore(1)(2)                   63    President, CEO and Chairman of the Board                      1999
         =================================================================================================================
         Douglas Casterlin                    54    Executive Vice President of Operations                        1997
         =================================================================================================================
         Keith E. Palmer                      41    CFO, Exec. Vice Pres. Finance, Treasurer                      2000
         =================================================================================================================
         Robert L. Aromando, Jr.(1)(3)        46    Director                                                      2000
         =================================================================================================================
         Denis M. O'Donnell, M.D.(1)          47    Director                                                      2000
         =================================================================================================================
         D. Joseph Gersuk(1)                  51    Director                                                      2002
         =================================================================================================================
         Martin Gould                         50    Vice President of Technology                                  1998
         =================================================================================================================
         Dr. Henry J. Wells, Ph.D.            71    Vice President of Product Development                         1998
         =================================================================================================================

(1) Nominee for election to the Board of Directors. Biography can be found under "Proposal No. 1 - Election of Directors; Nominees".
(2)      Mr. Moore was appointed President and CEO on February 1, 2002.
(3) Mr. Aromando resigned his position as President and CEO effective January 31, 2002.

         Information regarding those executive officers that are not nominees for election to the Board of Directors:

         Douglas Casterlin joined us in 1997 as our Vice President and General Manager and became our Executive Vice President of Operations in May 2001. From 1979 to 1997, Mr. Casterlin was General Manager of Coarc, Inc., our former product assembling, packaging and shipping contractor. In that capacity, he developed a contract manufacturing business involving plastic injection molding and clean room assembly and packaging of FDA - regulated medical products. He also negotiated a joint venture with a major German healthcare product manufacture to establish its United States operations and established a professional-format videocassette re-manufacturing business serving the television broadcast industry. From 1976 to 1979, Mr. Casterlin was Workshop Director, Putnam Industries, Inc., and Production Manager, from 1973 to 1976, of Occupatics, Inc. From 1966 to 1970, Mr. Casterlin served as an Air Force Intelligence Officer and was honorably discharged as Sergeant. He studied Engineering at Lehigh University from 1965 to 1966 and received his B.A. degree in Psychology in 1973 from the State University of New York at New Paltz.

         Keith E. Palmer joined us in October 2000 as our Vice President, Finance, Chief Financial Officer and Treasurer. He is a Certified Public Accountant with over 15 years experience in accounting, finance, strategic planning, and merger and acquisitions. From 1998 until joining us, Mr. Palmer was Director of Finance and Controller of Matthew Bender, a division of Lexis Publishing, a legal publisher. At Matthew Bender he was responsible for management of financial reporting and analysis, accounting and control, strategic planning and numerous Finance and Operational integration efforts. From 1993 until 1998, he was the Director of Finance & Controller for Matthew Bender & Company, Inc., a wholly owned subsidiary of the Times Mirror Corp. During that time he spearheaded the acquisition and/or integration, and assumed responsibility for financial reporting and analysis, of four businesses, including Shepard's, a legal citations publisher in Colorado Springs, Co., Capsoft, an electronic legal forms software firm in Provo, Utah, Mosby Medical Publishing in St. Louis, Missouri, and Michie, a legal publisher in Charlottesville, VA. In addition to integrating financial and operational functions, Mr. Palmer assisted on the integration and implementations of several financial, manufacturing and fulfillment systems, during this time. Prior to joining Matthew Bender, he was a Vice President of Marine Midland Bank, a commercial bank, and from 1983 until 1987, he was an auditor and senior consultant at the public accounting firm of Ernst & Whinney. Palmer received his MBA in Finance from Sage Colleges in 1995 and his BBA in Accounting from Siena College in 1983.

         Information regarding members of senior management that are not nominees for election to the Board of Directors:

         Martin Gould became our Vice President, Technology in 1998. Mr. Gould is a biomedical scientist with more than 24 years of experience in the diagnostic and chemical fields. He has an extensive background in research and development, manufacturing, quality control/assurance, as well as business development and sales and marketing. His experience is in the areas of clinical chemistry, serology, immunology, hematology, dyes and stains, chromatography, reagent chemical and food diagnostics, specifically rapid microbiological testing. From 1973 to 1987, Mr. Gould worked for E. Merck, Inc. in various positions of increasing responsibilities within the product management, research and development, and quality assurance/control departments. In 1987, he founded Ampcor Diagnostics, Inc., which he grew until 1994 when it was acquired by Neogen Corp. (NASDAQ:NEOG). Mr. Gould continued to serve as Vice President and General Manager of Neogen Corp. until 1997. Mr. Gould was an independent consultant after leaving Neogen Corp. in 1997 until joining us in 1998. Mr. Gould is an accomplished researcher with numerous publications in a variety of fields, including rapid immunoassay tests to detect food pathogens such as e-coli, salmonella, listeria, shigella, and campylobacter. Mr. Gould established a patent in composition for stabilization of diagnostics reagents, three separate patents for immunoassay diagnostics kits, as well as a patent concerning a growth media that resuscitates injured bacteria, such as salmonella, that was recently issued. Mr. Gould received a Masters in Biomedical Science and Biomedical Engineering from Drexel University in 1982, and a BS degree from Delaware Valley College in 1973.

         Henry J. Wells, Ph.D. joined us as a contract chemist in 1995. In 1998 he became a full-time employee as our Vice President of Product Development. From 1990 to 1998, Mr. Wells worked as a contract chemist with the title of Vice President Science and Technology for New Horizons Diagnostics, Inc. where he adapted immuno-chemical technologies for detection of infectious diseases. From 1989 to 1990, he was director of production for Espro, Inc., a producer of in-vivo pesticides. From 1985 to 1989, Dr. Wells was Vice President Science and Technology for Keystone Diagnostics, Inc. From 1984 to 1985, he was Director of Research and Development for Hill-Wells Research Corporation, a developer of diagnostics products. From 1981 to 1984, he was Vice President Research and Development of Hematec Corporation. From 1979 to 1981, Dr. Wells was Director of Biochemistry for Helena Laboratories. From 1973 to 1979, he was Manager of Chemical Chemistry at Smith Kline Diagnostics. Dr. Wells earned his Ph.D. in Biochemistry from the University of Pittsburgh in 1966, his M.A. from University of Pennsylvania in 1972 (honorary) and his B.S. in Chemistry from the University of Pittsburgh in 1958.

Executive Compensation
----------------------

         The following table sets forth for the transition period ending December 31, 2001 and the fiscal years ending April 30, 2001 and 2000, the compensation paid by the Company to its Chief Executive Officer(s) and any other executive officers who earned in excess of $100,000 (the "Named Officers") based on salary and bonus.

                           Summary Compensation Table

====================================================================================================================
                                                                                                 Long Term
                                                                                               Compensation
====================================================================================================================
                                                     Annual Compensation                          Awards
====================================================================================================================
                                                                            Other Annual        Securities
      Name and Principal                                                    Compensation        Underlying
          Position                 Year(1)       Salary ($)  Bonus ($)           ($)           Options/SARs (#)
====================================================================================================================
Robert L. Aromando, Jr. (2)       12/31/01     $117,692(3)    $     0         $6,000(5)        -----------
Chief Executive Officer            4/30/01       28,000(3)     25,000(4)                         300,000
====================================================================================================================
Stan Cipkowski                    12/31/01     $130,769(6)    $     0         $6,000(5)        -----------
Executive Vice President           4/30/01      200,000             0                            100,000
                                   4/30/00       96,000        77,010                            100,000
====================================================================================================================
Douglas Casterlin                 12/31/01     $ 91,538(7)    $     0         $6,000(5)        -----------
Executive Vice-President           4/30/01     $140,000             0                            200,000
Operations                         4/30/00       84,000        67,010                            100,000
====================================================================================================================
Keith E. Palmer
Chief Financial Officer           12/31/01     $ 69,539(8)    $     0         $6,000(5)        -----------
Executive Vice President           4/30/01      $56,000(8)          0                            100,000
Finance
====================================================================================================================

(1) Year end 12/31/01 is a transition period. Salary, bonus, other compensation and long-term compensation noted is for the eight-month period beginning May 1, 2001 and ending December 31, 2001. Where required, a footnote has been added to note the named officer's actual annual salary.
(2) Mr. Aromando resigned his position as president and CEO effective on January 31, 2001.
(3) Mr. Aromando was hired by the Company on February 26, 2001 at an annual salary of $180,000.
(4)  Sign-on bonus.
(5)  Car allowance.
(6)  Mr. Cipkowski's actual annual salary is $200,000.
(7)  Mr. Casterlin's actual annual salary is $140,000.
(8) Mr. Palmer was hired by the Company on October 1, 2000. His actual annual salary is $120,000.

Option Grants in Transition Period Ended December 31,2001
---------------------------------------------------------

         The following table sets forth information concerning the grant of stock options to the named executive officers during the transition period ended December 31,2001.

======================================================================================================================
                                                                 Individual Grants
======================================================================================================================
                                                                                           Potential Realizable
                                                                                             Value at Assumed
                                 Number of    % of Total                                      Annual Rates of
                                  Shares        Options                                         Stock Price
                                Underlying     Granted to    Exercise                          Appreciation
                                 Options       Employees     Price Per   Expiration          for Option Term
            Name                 Granted        in Year        Share        Date             5%             10%
======================================================================================================================
 Robert L. Aromando, Jr.            0              0%           -             -              -               -
======================================================================================================================
 Stan Cipkowski                     0              0%           -             -              -               -
======================================================================================================================
 Douglas Casterlin                  0              0%           -             -              -               -
======================================================================================================================
 Keith E. Palmer                    0              0%           -             -              -               -
======================================================================================================================

Aggregated Option Exercise in Transition Period Ended December 31, 2001 and Fiscal Year-End Option Values

         The following table sets forth information concerning the exercise of stock options during the transition period ended December 31, 2001 by the named executive officers, and their options outstanding at the end of the transition period.

======================================================================================================================
                    Aggregate Option/SAR Exercises in Transition Period and TP-End Option/SAR Values
======================================================================================================================
                                                               Number of Securities
                                                              Underlying Unexercised
                                                             Options/SARs at TPY-End     Value of Unexercised In-
                                             Shares                   (#)                 the Money Options/SARs
                            Acquired on      Value         ===========================        at TP-End ($)
         Name               Exercise (#)   Realized ($)    Exercisable   Unexercisable   Exercisable  Unexercisable
======================================================================================================================
 Robert L. Aromando, Jr         0             $ 0           14,000          300,000         $0(2)        $12,000
======================================================================================================================
 Stan Cipkowski                 0             $ 0          413,500          125,000         $0(2)        $     0(2)
======================================================================================================================
 Douglas Casterlin              0             $ 0          225,000           75,000         $0(2)        $     0(2)
======================================================================================================================
 Keith E. Palmer                0             $ 0                0          100,000         $0(2)        $     0(2)
======================================================================================================================
 (1) Value of Unexercised In-The-Money Options at Fiscal Year End is calculated by using the high sale price of the common shares on December 31, 2001, which was $0.89, less the exercise price of the in-the-money exercisable options which is then multiplied by the number of common shares covered under the option(s).
======================================================================================================================
 (2) Option exercise prices were higher than the high sale price of the common shares on December 31, 2001.
======================================================================================================================

Compensation of Directors
-------------------------

         Directors who are not employees or officers of the Company ("Outside Directors") are granted an option to purchase 25,000 common shares at the time of election and are granted an additional option to purchase 25,000 common shares annually on the date of the Company's Annual Meeting of Shareholders. Outside Directors receive a fee of $1,000 for attending meetings of the Board, and are reimbursed for out-of-pocket expenses incurred in attending such meetings.

         Those outside directors who are members of committees of the Board of Directors are granted an option to purchase 2,000 common shares annually on the date of the Company's Annual Meeting of Shareholders, for each committee on which they serve. The Company currently has an Audit Committee and a Compensation Committee. The Company's Option Committee is a sub-committee of the Compensation Committee. Therefore, no grant is given for service on the Option Committee.

COMMITTEES OF THE BOARD OF DIRECTORS

         Audit Committee. This Committee makes recommendations to the Board of Directors with respect to the Company's financial statements and the appointment of independent auditors, reviews significant audit and accounting policies and practices, meets with the Company's independent public accountants concerning, among other things, the scope of audits and reports, and reviews the performance of the overall accounting and financial controls of the Company. The Audit Committee met four times in fiscal 2001. The Audit Committee is comprised of a majority of independent directors, as determined by Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards. As of December 31, 2001, members of the Audit Committee were Gerald Moore, Edmund Jaskiewicz, and Dr. Denis O'Donnell. Mr. Moore and Dr. O'Donnell were the independent directors. On February 12, 2002, Mr. Moore resigned from his position on the Audit Committee and was replaced by D. Joseph Gersuk. Therefore, as of the date hereof, Mr. Gersuk and Dr. O'Donnell are the independent directors on the Audit Committee. The Audit Committee has adopted a written charter, which was filed as Exhibit A to the Company's Proxy Statement filed on August 27, 2001 with the Securities and Exchange Commission.

Audit Committee Report

         The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. In this context, the Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements for the year ended December 31, 2001 (the "Audited Financial Statements"). The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosure required by Independence Standards Board Standard No.1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management.

         Following the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company's Annual Report on Form 10-KSB for the transition period ending December 31, 2001, for filing with the Securities and Exchange Commission.

         The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. The Committee serves a board-level oversight role where it receives information from, consults with and provides its views and directions to, management and the independent auditors on the basis of the information it receives and the experience of its members in business, financial and accounting matters.

                                               The Audit Committee

                                               D. Joseph Gersuk
                                               Edmund Jaskiewicz
                                               Dr. Denis O'Donnell

         Compensation and Option Committees. The Compensation Committee makes recommendations to the Board of Directors relating to salaries, bonuses and other compensation and benefits of executive officers, reviews and advises management regarding benefits and other terms and conditions of compensation of management and the Company's Option Committee administers the Company's stock option plans. Both the Compensation and Option Committees met four times in fiscal 2001. As of December 31, 2001, the Compensation and Option Committees were comprised of the same members, which were, Gerald Moore, Edmund Jaskiewicz and Dr. Denis O'Donnell. On February 12, 2002, Mr. Moore resigned from his position on the Compensation and Option Committees and was replaced by D. Joseph Gersuk. As of the date hereof, the Compensation and Option Committees are comprised of the same members, which are D. Joseph Gersuk, Edmund Jaskiewicz and Dr. Denis O'Donnell.

Compensation Committee's Report

         The compensation of the Company's executive officers and key managers ("executives") is reviewed and approved annually by the Board of Directors. In addition to reviewing and approving executives' salaries and bonus arrangements, the Compensation Committee establishes policies and guidelines for other benefits.

Compensation Policies and Procedures Applicable to Executives for the transition period ending December 31, 2001
-------------------------------

         General. Compensation of the Company's executives is intended to attract, retain and reward persons who are essential to the corporate enterprise. The fundamental policy of the Company's executive compensation program is to offer competitive compensation to executives that appropriately rewards the individual executive's contribution to corporate performance. The Compensation Committee utilizes subjective criteria for evaluation of individual performance and relies substantially on the executives in doing so. The Committee focuses on two primary components of the Company's executive compensation program, each of which is intended to reflect individual and corporate performance: base salary compensation and long-term incentive compensation.

         Cash Compensation. Executives' base salaries are determined primarily by reference to compensation packages for similarly situated executives of companies of similar size or in comparable lines of business with which the Company expects to compete for executive talent and with reference to the revenues, gross profits and other financial criteria of the Company. The Committee also assesses subjective qualitative factors to discern a particular executive's relative value to the corporate enterprise in establishing base salaries. During the transition period ending December 31, 2001, the salaries of the three named executive officers and the Chief Executive Officer were established in their employment agreements.

         Long-Term Incentive Compensation. It is the Committee's philosophy that significant stock ownership by management creates a powerful incentive for executives to build long-term shareholder value. Accordingly, the Committee believes that an integral component of executive compensation is the award of equity-based compensation, which is intended to align executives' long-term interests with those of the Company's shareholders. Awards of stock options to executives have historically been at then-current market prices. The Committee believes that option grants should be considered on an annual basis.

         The Company's Fiscal 1997, 1998, 2000 and 2001 Nonstatutory Stock Option Plans (the "Option Plans") authorize the Board, Compensation or Option Committee to grant nonstatutory stock options to employees, directors and/or consultants of the Company. The Committee will determine the prices and terms at which such options are granted. The Committee uses stock options as a significant element of the compensation package of executives, because it believes options provide an incentive to executives to maximize shareholder value and because they compensate executives only to the extent that the Company's shareholders receive a return on their investment. In determining the total number of common shares to be covered by option grants to executives in a given year, the Committee will take into account the number of outstanding common shares, the number of common shares reserved for issuance under the Company's Option Plans, recommendations of management concerning option grants to employees below executive level and the Company's projected hiring needs for the coming year. In making individual stock option grants to executives, the Committee will consider the same factors considered in the determination of base salary levels, as well as the stock and option holdings of each executive and the remaining vesting schedule of such executive's options.

         Compensation of the CEO. In reviewing and approving Mr. Aromando's compensation for the transition period ending December 31, 2001, the Board of Directors considered the same criteria detailed herein with respect to executives in general. Mr. Aromando's base annual salary was established in his employment agreement of March 8, 2001 at $180,000, which is below the midpoint of base compensation for CEOs of comparable companies. Pursuant to his employment agreement, Mr. Aromando was granted stock options covering 300,000 common shares that vest over time. He is also eligible for additional grants of stock options covering up to 800,000 common shares that will vest based upon the Company's performance. As of December 31, 2001, options covering 300,000, of the 800,000, common shares have been granted. Mr. Aromando's employment agreement ran through April 30, 2002. In a subsequent event, Mr. Aromando resigned effective January 31, 2002.

          Other Executive Management Compensation. Mr. Cipkowski, Mr. Casterlin and Mr. Palmer have all entered into employment agreements with the Company dated January 10, 2001 and ending April 30, 2002. Pursuant to these employment agreements, Stan Cipkowski, Executive Vice President, receives an annual base salary of $200,000, a stock option grant covering 100,000 common shares that vest over time and is eligible for a cash bonus based upon Company performance. Douglas Casterlin, Executive Vice President of Operations, receives an annual base salary of $140,000, a stock option grant covering 50,000 common shares that vest over time and is eligible for a cash bonus based upon Company performance. Keith E. Palmer, Chief Financial Officer and Executive Vice President of Finance, receives an annual base salary of $100,000, a stock option grant covering 100,000 common shares that vest over time and is eligible for a cash bonus based upon Company performance.

                                                      The Compensation Committee

                                                      Gerald Moore
                                                      Edmund Jaskiewicz
                                                      Dr. Denis O'Donnell

         The Board of Directors does not have a standing nominating committee. Nominations for election to the Board of Directors may be made by the Board of Directors, or by any shareholder entitled to vote for the election of directors. Nominations made by shareholders for the next Annual Meeting must be made in writing and received by the Company by January 15, 2003.

         Special meetings are held from time to time to consider matters for which approval of the Board of Directors is desirable or is required by law. Four regular meetings of the Board of Directors were held during the transition period ending December 31, 2001. The Audit Committee and the Compensation Committee met four times each. Four of the Directors attended 100% of the meetings of the Board of Directors and meetings of the committees on which they served while one Director attended 75% of the meetings of the Board and the committees on which he served.

Independent Accountants
-----------------------

         The Company has selected PricewaterhouseCoopers LLP to continue to be its independent public accountants for the fiscal year ending December 31, 2002. Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions from shareholders.

         On October 2, 2001, the Board of Directors of the Company approved the discharge of Richard A. Eisner & Company, LLP as the Company's independent auditors and the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors. There were no disagreements with the prior auditors on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. The prior auditors' report on the registrant's financial statements for each of the two years in the period ended April 30, 2001 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope or accounting principles. However, their report contained explanatory language regarding the uncertainty of the Company's ability to continue as a going concern. The Company filed a current report on Form 8-K regarding this matter on October 9, 2001 and it is incorporated herein by reference.

Audit fees
----------

         The aggregate fees billed by PricewaterhouseCoopers LLP to the Company, through December 31, 2001, for professional services rendered for the audit of the Company's annual financial statements for the transition period ended December 31, 2001 and for the review of the financial statements included in the Company's Quarterly Report on Form 10-QSB for the period ending October 31, 2001 were $14,500.

         The aggregate fees billed by Richard A. Eisner & Company, LLP to the Company, through December 31, 2001, for professional services rendered for the audit of the Company's financial statements for the fiscal year ended April 30, 2001 and for the review of the financial statements included in the Company's Quarterly Report on Form 10-QSB for the period ending July 31, 2001 were $175,752.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------

         The Company did not incur any fees billed by PricewaterhouseCoopers LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the transition period ending December 31, 2001.

         The Company did not incur any fees billed by Richard A. Eisner & Company, LLP for professional services rendered for information technology services related to financial information systems design and implementation for the transition period ending December 31, 2001.

All Other Fees
--------------

         There were no other fees billed through December 31, 2001 by PricewaterhouseCoopers LLP for services rendered to the Company, other than the services described herein and above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the transition period ended December 31, 2001. The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of our public accountants.

         The aggregate fees billed by Richard A. Eisner & Company, LLP to the Company, through December 31, 2001 for review of the S-3 Registration Statement filed by the Company on September 26, 2001 and preparation of tax returns were $42,973. There were no other fees billed by Richard A. Eisner & Company, LLP for services rendered to the Company other than the services described herein and above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the transition period ended December 31, 2001. The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of our former public accountants.

Performance Graph
-----------------

         The following graph compares the cumulative total return for the periods indicated for each of (a) the Company's common shares, (b) the Standard & Poors 500 Stock Index (the "S&P 500") and (c) the NASDAQ Medical Device Index.


                                [OBJECT OMITTED]


---------------------------------------------------------------------------------------------------
                                   12/31/97     12/31/98       12/31/99     12/31/00       12/31/01
---------------------------------------------------------------------------------------------------
S&P 500                            $100.00      $128.84        $156.27      $142.35        $125.58
Nasdaq Medical Device Index        $100.00      $111.33        $134.83      $139.10        $152.83
American Bio Medica Corporation    $100.00      $ 48.12        $ 22.50      $  8.76        $ 17.40
---------------------------------------------------------------------------------------------------

PROPOSAL 1 - ELECTION OF DIRECTORS

         The Directors elected at the Annual Meeting will serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

NOMINEES
--------

         Stan Cipkowski founded our predecessor in 1982 and has been an executive officer and one of our directors since our incorporation in April 1986. He reorganized the Company as American Bio Medica Corporation in 1992 and is the inventor of the Rapid Drug Screen. From 1982 to 1986, he was sole proprietor of American Micro Media, our predecessor, which was acquired by the Company. In addition, from 1983 to 1987, Mr. Cipkowski was a general partner of Florida Micro Media, a Fort Lauderdale-based marketer of educational software and was a principal shareholder and Chief Financial Officer of Southeast Communications Group, Inc., a publisher of direct response media. In 1982, he was a consultant to Dialogue Systems, Inc., a New York-based developer of training and communications materials, where he served as Vice-President of Sales and Marketing. From 1977 to 1982, Mr. Cipkowski was employed by Prentice-Hall Publishing Company, reaching the position of National Sales Manager. Prior to 1977 he was employed as an accountant for the New Seabury Corporation and as Mid-West Area Manager for the Howard Johnson Company. Mr. Cipkowski attended Mater Christi Seminary and St. Louis University from 1965 to 1969. Mr. Cipkowski is currently a member of the Board of Directors of Premier Mortgage Resources, Inc. (OTCBB: PMRS.OB)

         Edmund Jaskiewicz has been one of our directors since 1992. Mr. Jaskiewicz is a lawyer-engineer. He has practiced international patent and corporate law as a sole practitioner since 1963, and served as our Chairman of the Board of Directors from 1992 until 1999. He currently serves as our Secretary. From 1953 to 1963, Mr. Jaskiewicz was associated with Toulmin and Toulmin, Attorneys-at-Law, Washington, D.C. From 1960 to 1962, he resided in Frankfurt, Germany managing that firm's local office. From 1952 to 1953 he was with the Patent Section of the Bureau of Ordinance of the Department of the Navy working on patent infringement and licensing matters. He received his J.D. in 1952 from George Washington University Law School and his B.S. in Engineering from the University of Connecticut in 1947.

         Gerald Moore has been one of our directors since May 1999 and became our Chairman of the Board of Directors in October 2001. In February 2001, Mr. Moore became our President and Chief Executive Officer; replacing Robert L. Aromando, Jr. Mr. Moore served as President and CEO of Med-Ox Diagnostics of Canada and President of BioSys, Inc. from 1999 to 2001. From 1990 to 1998, Mr. Moore was President of UNIPATH (North America) when he reached parent company Unilever's mandatory retirement age. Brooke Bond, Inc took a majority equity position in Med-Ox in 1978 and renamed it Oxoid. In 1980, Mr. Moore opened Oxoid US in Columbus, Maryland and was appointed President and Chief Executive Officer of both Oxoid CANADA and Oxoid USA. Unilever acquired all of Oxoid International's holdings and subsidiaries in 1984 and changed its name to UNIPATH in 1990. Mr. Moore is a member of the Board of Directors of the Canadian Assoc. of Clinical Microbiology and Infectious Diseases (CACMID); a Director of the Canadian Clinical Standards Organization, serves on the National Committee for Clinical Laboratory Standards (NCCLS), a member of the NCCLS Committee for Antimicrobial Susceptibility testing and Veterinary Diagnostics, is an advisor to the NCCLS Committee on Culture Media, and is a liaison to the Board of Exhibitors of the Interscience Conference on Antimicrobial Agents and Chemotherapy (ICAAC) of the American Society of Microbiology. Mr. Moore received his degree in chemistry and mathematics from Strathclyde University in Glasgow, Scotland in 1961.

         Robert L. Aromando, Jr. served as our Chief Executive Officer from January 2001 until January 2002, and has been one of our directors since May 2000. Mr. Aromando has over 20 years experience in sales and marketing. From 1999 until 2001, he was the Director of Global Marketing of Covance, Inc., a global clinical research organization. From 1992 until 1999, Mr. Aromando was Director of Global Marketing of Roche Diagnostics. In this capacity, he had the responsibility for the business development and marketing for Roche Diagnostics' global on-site drugs of abuse business. From 1988 until 1992, he was Product Manager for American Home Products, where he organized a new infectious disease business unit. From 1984 to 1988, he was Director of Sales & Marketing at Diagnostic Technology Inc. where he reorganized the hematology sales and marketing department. From 1978 to 1984, Mr. Aromando was a Regional Sales Manager for Litton Bionetics, responsible for a field sales district. Mr. Aromando received his BS from Mercy College.

         Denis O'Donnell, M.D. has served as one of our directors since May 2000 and is currently a Managing Director of Seaside Partners, L.P., the firm that purchased $2,000,000 of our common shares in a private placement on April 28, 2000. Since 1986, Dr. O'Donnell has been a Clinical Instructor of Health Science at Northeastern University. From 1984 to 1985 he was a Resident in Surgery at Tufts New England Medical Center. From 1986 to 1991 he served a Director of the Clinical Research Center of Medical and Technical Research Associates, Inc. From 1991 through 1995 he was Vice President of IGI, Inc. From 1995 until 1997 he was President of Novavax, Inc., a company in which he still holds the seat of Chairman of the Board. In addition to the Novavax, Inc. board seat, Dr. O'Donnell is currently a director of ELXSI Corporation (NASDAQ:ELXS), Columbia Laboratories, Inc. (AMEX:COB), Molecular Diagnostics, Inc. (OTCBB:MCDG.OB) and is also a Fellow of the College of Clinical Pharmacology. He has written and contributed to numerous medical manuscripts, abstracts, and papers. Dr. O'Donnell graduated from Harvard University (A.B./Biology) in 1976 and from AUC Medical School (M.D.) in 1984.

         D. Joseph Gersuk joined our Board of Directors in February 2002. He has served as Chief Financial Officer, Executive Vice President and Treasurer of MapInfo Corporation (NASDAQ:MAPS) since November 1994. In April 1997, he assumed additional responsibility for international operations. Mr. Gersuk is an experienced financial executive with more than ten years experience as a CFO for technology companies. Prior to MapInfo, he was CFO and a director of DataEase Sapphire International Inc., a PC database software company. He also served as vice president and Chief Financial Officer of Staveley NDT Technologies Inc., a measurement and testing company. Mr. Gersuk is a graduate of the United States Naval Academy and holds an MBA in Finance from The American University.

         It is the intention of the persons named as proxies in the accompanying proxy, unless instructed otherwise, to vote for the persons nominated by the Board of Directors. If any nominee should become unavailable to serve, the proxy may be voted for the election of such substitute nominee as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company during, and with respect to the transition period ending December 31, 2001, the Company believes that during the transition period ending December 31, 2001, its executive officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements.

Certain Relationships and Related Transactions
----------------------------------------------

                  During fiscal 1999, 2000 and the first quarter of fiscal 2001, the Company advanced funds to Stan Cipkowski, the Company's President and one of its directors. Mr. Cipkowski was the Company's Chairman of the Board and Chief Executive Officer until January 2001. These advances are partially evidenced by a note and bear interest at the rate of 11.5% per annum. The loan is payable on demand. Each quarter, interest accrued on the loan is added to the outstanding principal balance of the loan. Mr. Cipkowski has pledged 1,000,000 of the Company's common shares to the Company as collateral. On November 30, 2000, the Company's Board of Directors and Mr. Cipkowski agreed to a structured repayment of this loan through the regular periodic redemption by the Company of common shares owned by Mr. Cipkowski. Under the program, Mr. Cipkowski will redeem at least 25,000 common shares, after the release of financial results, each quarter with a value to be determined by the closing price of the common shares on the second business day following the release of the quarterly or annual financial results. Mr. Cipkowski also has the right to redeem a greater number of common shares each quarter. As of December 31, 2001, Mr. Cipkowski has redeemed 125,000 common shares representing payment of $108,775 and the loan balance was approximately $436,965. Other than the accrued interest, which is added to the outstanding principal balance of the loan on a quarterly basis and paid pursuant to the share redemption program, the Company does not intend to make any additional loans to Mr. Cipkowski.

         The Company has collateralized a bank loan aggregating $100,000 as of December 31, 2001 for Mr. Cipkowski with certificates of deposit aggregating $106,027. In July 2001, the outstanding amounts due on a collateralized credit card were paid, the account closed and all restrictions on the $27,000 certificate of deposit released.

         On April 28, 2000, the Company entered into an agreement with Seaside Partners, L.P. ("Investor") to issue and sell 1,408,450 common shares at a per share price of $1.42 (the "closing price") for a total of $2 million. In conjunction with the agreement, the Company agreed to issue a five-year warrant to the investor to purchase up to 1,877,934 common shares pursuant to a formula based on the Company's stock price on the ten consecutive trading days prior to the six-month anniversary of the closing date. The agreement provided that if the six-month anniversary price per share was $2.13 or more per share, the Company would not be required to issue any warrants. If the anniversary price was less than $2.13 per share, the Company would be required to issue warrants exercisable at the anniversary price into a number of common shares based on a formula. The anniversary price was not $2.13 and the Company issued 953,283 warrants with an exercise price of $1.1689. These warrants were subsequently repriced to $0.95 in lieu of the Company paying liquidated damages of $109,000 resulting from the registration statement with respect to the common shares and the warrants not being declared effective by the SEC by the negotiated deadline. Denis O'Donnell, M.D., one of the Company's directors, is a member of Seaside Advisors, LLC, which is the general partner of Seaside Partners, L.P.

Other Matters
-------------

         The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies confer upon the person or persons entitled to vote the shares represented by such proxies the authority to vote the proxies in their discretion.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Edmund Jaskiewicz
                                        -------------------------------------
                                        Edmund Jaskiewicz,
                                        Secretary to the Board of Directors
April 18, 2002

                                      PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                 For Transition Period Ending December 31, 2001

                         AMERICAN BIO MEDICA CORPORATION


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                               OF THE CORPORATION

         The undersigned shareholder of American Bio Medica Corporation, having received the Notice dated April 18, 2002, of the Annual Meeting of Shareholders, hereby nominates, constitutes, appoints and authorizes Gerald Moore and Edmund Jaskiewicz, and each of them with full power to act alone, as proxies with full power of substitution, for me and in my name, place and stead, to vote all the common shares of said corporation standing in my name on its books on April 30, 2001, at the Annual Meeting of Shareholders to be held at 10:00 A.M. on Thursday, June 20, 2002 at the Company's laboratory facility located at 603 Heron Drive, Unit #'s 3 & 4, Bridgeport, New Jersey 08014, or at any adjournments thereof, with all the power the undersigned would possess if personally present, as follows:

1. The election of the six (6) nominees listed in the Proxy Statement for the Annual Meeting as directors to serve until the next Annual Meeting and until their successors are elected.

         IF YOU WISH YOUR VOTES TO BE CAST FOR ALL OF THE six (6) NOMINEES LISTED BELOW, PLACE AN "X" IN THIS BOX [ ]

         IF YOU DO NOT WISH TO VOTE FOR ALL OF THE NOMINEES, LINE OUT THE NAMES OF PERSONS FOR WHOM YOU DO NOT CHOOSE TO VOTE:

     DIRECTORS:                Stan Cipkowski
                               Edmund Jaskiewicz
                               Gerald Moore
                               Robert L. Aromando, Jr.
                               Denis O'Donnell, M.D.
                               D. Joseph Gersuk


2. Upon such other business as may properly come before the Annual Meeting or any adjournments thereof.


         THIS PROXY CONFERS AUTHORITY TO VOTE FOR ALL OF THE SIX NOMINEES LISTED EVEN THOUGH THE BLOCK IN ITEM 1 IS NOT MARKED UNLESS THE NAMES OF ONE OR MORE PERSONS ARE LINED OUT. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND THE COST OF SAME IS BORNE BY THE CORPORATION. THIS PROXY MAY BE REVOKED BY WRITING TO THE SECRETARY TO THE BOARD, AMERICAN BIO MEDICA CORPORATION, 122 SMITH ROAD, KINDERHOOK, NEW YORK 12106 OR IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS AT ANY TIME PRIOR TO ITS EXERCISE.

               Date:
                            ----------------------------------------------------

               Name:
                            ----------------------------------------------------
                            Beneficial Shareholder (Please Print)

               Address:
                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------


               Signature(s)
                            ----------------------------------------------------

                            ----------------------------------------------------

                            (All Shareholders must sign)

         NUMBER OF SHAREHOLDERS VOTING _________________________

         IF SHARES ARE NOT REGISTERED IN YOUR NAME, PLEASE GIVE THE NAME AND ADDRESS OF THE PERSON OR ENTITY IN WHOSE NAME THEY ARE REGISTERED.


                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                            (This must be completed if applicable)

         Please date, fill in your complete name and address and sign above exactly as your name or names appear hereon, and return this proxy promptly in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If there is more than one fiduciary, all should sign. All joint owners must sign.